UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

Nutrisystem, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-28551	23-3012204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fort Washington Executive Center, 600 Office Center Drive, Fort Washington, Pennsylvania		19034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 706-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described below under Item 5.07 of this Current Report on Form 8-K, at the annual meeting (the “Annual Meeting”) of the stockholders of Nutrisystem, Inc. (the “Company”) held on May 10, 2017, the Company’s stockholders approved the Second Amended and Restated Nutrisystem, Inc. 2008 Long-Term Incentive Plan (the “Plan”). The Plan had previously been approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval. A detailed description of the terms of the Plan is contained in the Company’s Proxy Statement on Schedule 14A (the “Proxy Statement”) for the Annual Meeting under the caption “Proposal 4 – Approval of Second Amended and Restated Nutrisystem, Inc. 2008 Long-Term Incentive Plan” and is incorporated herein by reference.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting, the following proposals were submitted by the Board to a vote of the Company’s stockholders and the final results of the voting on each proposal are noted below.

Proposal 1	Election of Directors

The stockholders elected the following individuals to serve as Directors until the Company’s 2018 Annual Meeting as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert F. Bernstock	24,490,694	139,483	2,620,183
Paul Guyardo	24,592,787	37,390	2,620,183
Michael J. Hagan	24,377,049	253,128	2,620,183
Jay Herratti	24,595,047	35,130	2,620,183
Michael D. Mangan	24,594,902	35,275	2,620,183
Brian P. Tierney	24,429,984	200,193	2,620,183
Andrea M. Weiss	24,483,394	146,783	2,620,183
Dawn M. Zier	24,509,877	120,300	2,620,183

Proposal 2	Advisory Vote to Approve Named Executive Officers’ Compensation

The stockholders approved the compensation paid to the Company’s named executive officers as disclosed in the Company’s Proxy Statement as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,302,578	306,717	20,882	2,620,183

Proposal 3	Advisory Vote to Approve Frequency of Advisory Votes to Approve Named Executive Officers’ Compensation

The stockholders approved the frequency of votes on the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement as follows:

Every Year	Every 2 Years	Every 3 Years	Votes Abstained	Broker Non-Votes
20,123,695	38,130	4,455,908	12,444	2,620,183

Proposal 4	Approval of Company’s Second Amended and Restated Nutrisystem, Inc. 2008 Long-Term Incentive Plan

The stockholders approved the Company’s Plan as disclosed in the Company’s Proxy Statement as follows:

Votes For	Votes Against	Votes Abstained
23,669,545	944,159	16,473

Proposal 5	Advisory Vote to Ratify Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 as follows:

Votes For	Votes Against	Votes Abstained
27,084,490	154,881	10,989

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

10.1	Second Amended and Restated Nutrisystem, Inc. 2008 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nutrisystem, Inc.

Date: May 12, 2017	By:	/s/ Ralph J. Mauro
Name: Ralph J. Mauro
Title: SVP & General Counsel

Exhibit Index

Exhibit Number	Description
10.1	Second Amended and Restated Nutrisystem, Inc. 2008 Long-Term Incentive Plan.